Moody National REIT II, Inc. 8-K

Exhibit 10.4

THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF

MOODY NATIONAL OPERATING PARTNERSHIP II, LP

A DELAWARE LIMITED PARTNERSHIP

September 27, 2017

TABLE OF CONTENTS

i

EXHIBIT A: CONTRIBUTIONS & INTERESTS

EXHIBIT B: NOTICE OF EXERCISE OF REDEMPTION RIGHT

ii

THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF

MOODY NATIONAL OPERATING PARTNERSHIP II, LP

This Third Amended and Restated Limited Partnership Agreement (this “Agreement”) is entered into this 27th day of September, 2017, between Moody National REIT II, Inc., a Maryland corporation, as the General Partner, and the Limited Partners set forth on Exhibit A attached hereto. Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Article 1.

AGREEMENT

WHEREAS, the General Partner intends to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended for the taxable year ended December 31, 2016;

WHEREAS, Moody National Operating Partnership II, LP (the “Moody II OP”) was formed on July 29, 2014 as a limited partnership under the laws of the State of Delaware, pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware on July 29, 2014;

WHEREAS, Moody National Operating Partnership I, LP (the “Moody I OP”) was formed on January 18, 2008 as a limited partnership under the laws of the State of Delaware, pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware;

WHEREAS, the General Partner, Moody II OP, Moody Merger Sub, LLC (“Merger Sub”), a wholly-owned subsidiary of the General Partner, Moody National Advisor II, LLC, Moody National REIT I, Inc. (the “REIT I”), Moody I OP and Moody National Advisor I, LLC are parties to that certain Agreement and Plan of Merger, dated as of November 16, 2016, as the same may be amended from time to time (the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, at the REIT Merger Effective Time (as defined in the Merger Agreement), the REIT I will merge with and into Merger Sub, whereupon the separate existence of REIT I will cease (such transaction, the “REIT Merger”), with Merger Sub surviving the REIT Merger as a wholly owned subsidiary of the General Partner;

WHEREAS, pursuant to the Merger Agreement, at the Partnership Merger Effective Time (as defined in the Merger Agreement), Moody I OP will merge with and into Moody II OP (such transaction, the “Partnership Merger”) with Moody II OP surviving the Partnership Merger as the “Partnership”;

WHEREAS, pursuant to the Merger Agreement, at the Partnership Merger Effective Time, this Agreement will become the limited partnership agreement of the Partnership;

WHEREAS, pursuant to the terms of the Merger Agreement, at the Partnership Merger Effective Time:

Each unit of limited partnership interest in the Moody I OP outstanding immediately prior to the Partnership Merger Effective Time will be automatically cancelled and retired and converted into the right to receive, upon proper surrender, a number of Class A Units units of limited partnership interest in the Partnership equal to an exchange ratio of 0.41 (the “Exchange Ratio”);

Each unit of special limited partnership interest in the Moody I OP outstanding immediately prior to the Partnership Merger Effective time will be automatically cancelled and retired and will cease to exist;

Each unit of limited partnership interest in Moody II OP outstanding immediately prior to the Partnership Merger Effective Time will remain outstanding as one unit of limited partnership interest in the Partnership;

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Each special unit of limited partnership interest in Moody II OP outstanding immediately prior to the Partnership Merger Effective Time will remain outstanding as one unit of special limited partnership interest in the Partnership;

WHEREAS, in anticipation of the Partnership Merger, the General Partner wishes to amend and restate the second amended and restated limited partnership agreement of Moody II OP, dated as of June 12, 2017, as the limited partnership agreement of the Partnership;

WHEREAS, following the Partnership Merger, the General Partner undertakes to update Exhibit A as needed to reflect the interests of the General Partner and the Limited Partners; and

WHEREAS, the parties hereto wish to enter into this Agreement in light of the foregoing and in light of the General Partner’s desire to conduct its current and future business through the Partnership;

NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
DEFINED TERMS

The following defined terms used in this Agreement shall have the meanings specified below:

“Act” means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.

“Additional Funds” has the meaning set forth in Section 4.4.

“Adjusted Capital Account” means, with respect any Partner, the Capital Account of such Partner as of the end of each Partnership taxable year or other allocation period (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) and the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(g)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant Partnership taxable year or other allocation period.

“Administrative Expenses” means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that Administrative Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to a Property or partnership interests in a Subsidiary Partnership that are owned by the General Partner directly.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted by the General Partner and responsible for directing or performing the day-to-day business affairs of the General Partner, including any Person to whom such Advisor subcontracts substantially all of such functions.

“Advisory Agreement” means the agreement between the General Partner, the Advisor and the Partnership pursuant to which the Advisor will direct or perform the day-to-day business affairs of the General Partner.

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“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly, owning, controlling or holding with the power to vote 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“Aggregate Share Ownership Limit” has the meaning provided in the Articles of Incorporation.

“Agreement” means this Third Amended and Restated Limited Partnership Agreement, as amended, modified supplemented or restated from time to time, as the context requires.

“Applicable Percentage” has the meaning provided in Section 8.5(b) hereof.

“Articles of Incorporation” means the Articles of Incorporation of the General Partner, as amended or restated from time to time, as filed with the Maryland State Department of Assessments and Taxation.

“Capital Account” has the meaning provided in Section 4.5 hereof.

“Capital Contribution” means, with respect to any Partner, any cash, cash equivalents or the fair market value of other property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1 or 4.3 hereof. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interests of such Partner.

“Carrying Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(i)

The initial Carrying Value of any asset contributed to the Partnership shall be the gross fair market value of such asset, as agreed by the Contributing Partner and the General Partner.

(ii)

The Carrying Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt immediately prior to the following events:

(a)

the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution or the provision of services to or for the benefit of the Partnership, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

(b)

the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

(c)

the liquidation of the Partnership within the meaning of Regulations Section 1.704- 1(b)(2)(ii)(g);

(d)

the grant of an interest in the Partnership (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Partnership by an existing Partner acting in a partner capacity, or by a new Partner acting in a partner capacity or in anticipation of becoming a Partner of the Partnership, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership; and

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(e)

at such other times as the General Partner shall reasonably deem necessary or advisable if permitted by, or required to comply with, Regulations Sections 1.704-1(b) and 1.704-2.

(iii)

The Carrying Value of a Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution, as agreed by the distributee and the General Partner.

(iv)

The Carrying Values of Partnership assets shall be adjusted to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Carrying Values shall not be adjusted pursuant to this clause (iv) to the extent that the General Partner reasonably determines that an adjustment pursuant to clause (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (iv).

(v)

If the Carrying Values of a Partnership asset has been determined or adjusted pursuant to clause (i), (ii), or (iv) above, such Carrying Values shall thereafter be adjusted by Depreciation.

“Cash Amount” means an amount of cash equal to the lesser of (i) the Value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Redemption or (ii) the applicable Redemption Price determined by the General Partner.

“Certificate” means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.2 hereof) and filed for recording in the appropriate public offices within the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner of the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.

“Class” means a class of REIT Shares or Partnership Units, as the context may require.

“Class A REIT Shares” means the REIT Shares referred to as “Class A Common Stock” in the Articles of Incorporation.

“Class A Unit” means a Partnership Unit entitling the holder thereof to the rights of a holder of a Class A Unit as provided in this Agreement.

“Class D REIT Shares” means the REIT Shares referred to as “Class D Common Stock” in the Articles of Incorporation.

“Class D Unit” means a Partnership Unit entitling the holder thereof to the rights of a holder of a Class D Unit as provided in this Agreement.

“Class I REIT Shares” means the REIT Shares referred to as “Class I Common Stock” in the Articles of Incorporation.

“Class I Unit” means a Partnership Unit entitling the holder thereof to the rights of a holder of a Class I Unit as provided in this Agreement.

“Class T REIT Shares” means the REIT Shares referred to as “Class T Common Stock” in the Articles of Incorporation.

“Class T Unit” means a Partnership Unit entitling the holder thereof to the rights of a holder of a Class T Unit as provided in this Agreement.

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“Code” means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Share Ownership Limit” has the meaning provided in the Articles of Incorporation.

“Common Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Article 4 hereof, but does not include, unless otherwise provided herein for specific purposes, any Preferred Unit, Special Limited Partnership Unit, or any other Partnership Unit specified in a Partnership Unit Designation as being other than a Common Unit; provided, however, that the General Partner Interest and the Limited Partner Interests shall have the differences in rights and privileges as specified in this Agreement.

“Defaulting Limited Partner” has the meaning provided in Section 5.2(c) of this Agreement.

“Depreciation” means, for each fiscal year, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

“Director” means a member of the board of directors of the General Partner.

“Event of Bankruptcy” means, as to any Person, the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); insolvency or bankruptcy of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

“Excepted Holder Limit” has the meaning provided in the Articles of Incorporation.

“General Partner” means Moody National REIT II, Inc. and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner, until such Person ceases to be a General Partner pursuant to the terms of this Agreement.

“General Partnership Interest” means a Partnership Interest held by the General Partner that is a general partnership interest.

“General Partner Loan” has the meaning provided in Section 5.2(c) of this Agreement.

“Indemnitee” means (i) any Person made a party to a proceeding by reason of its status as the General Partner or a director, officer or employee of the General Partner or the Partnership, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

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“Independent Director” means a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor of the General Partner or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the General Partner, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director, (iv) performance of services, other than as a Director, for the General Partner, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates (excluding fees for serving as an independent director of the General Partner or other real estate investment trust or real estate program organized or advised or managed by the Sponsor or its Affiliates) exceeds five percent of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the General Partner.

“Junior Share” means a share of capital stock of the General Partner now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the REIT Shares.

“Limited Partner” means any Person named as a Limited Partner on Exhibit A attached hereto, as such exhibit may be amended and restated from time to time, and any Person who becomes an additional Limited Partner or a Substitute Limited Partner, in such Person’s capacity as a Limited Partner in the Partnership.

“Limited Partnership Interest” means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act. A Limited Partnership Interest may be expressed as a number of Common Units, Preferred Units or other Partnership Units.

“Listing” means the listing of the REIT Shares on a national securities exchange or the receipt by holders of the REIT Shares of securities that are listed on a national securities exchange in exchange for REIT Shares. Upon such Listing, the shares shall be deemed “Listed.”

“New Securities” means (i) any rights, options, warrants, or convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares or Preferred Shares, excluding Preferred Shares and Junior Shares or (ii) any debt issued by the General Partner that provides any of the rights described in (i).

“Nonrecourse Deduction” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

“Nonrecourse Liability” has the meaning provided in Regulations Section 1.704(b)(3).

“Notice of Redemption” means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit B hereto.

“Offer” has the meaning provided in Section 7.1(b) of this Agreement.

“Partner” means any General Partner or Limited Partner.

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“Partner Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

“Partner Nonrecourse Debt” has the meaning provided in Regulations Section 1.704-2(b)(4).

“Partner Nonrecourse Debt Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

“Partner Nonrecourse Deductions” has the meaning provided in Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with Regulations Sections 1.704-2(i)(2).

“Partnership” has the meaning set forth in the recitals hereto.

“Partnership Interest” means an ownership interest in the Partnership held by a Limited Partner, the Special Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Common Units, Preferred Units or other Partnership Units.

“Partnership Loan” has the meaning provided in Section 5.2(c) of this Agreement.

“Partnership Minimum Gain” has the meaning provided in Regulations Sections 1.704-2(b)(2) and 1.704-2(d), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

“Partnership Record Date” means the record date established by the General Partner for the distribution of cash pursuant to Section 5.2 hereof.

“Partnership Representative” has the meaning provided in Section 6223 of the Code.

“Partnership Unit” means a Common Unit, a Preferred Unit, a Special Limited Partnership Unit or any other unit of a fractional, undivided share of the Partnership Interests that the General Partner has authorized pursuant to Article 4 hereof; provided, however, that Partnership Units comprising a General Partner Interest or a Limited Partner Interest shall have the differences in rights and privileges as specified in this Agreement.

“Partnership Year” shall mean the Partnership’s taxable year or any shorter period for which Partnership profits and losses are allocated.

“Percentage Interest” means, with respect to any Partner other than a Special Limited Partner at any time, the percentage determined by dividing the Common Units of such Partner by the sum of the Common Units of all Partners (other than Special Limited Partners).

“Person” means any individual, partnership, limited liability company, corporation, joint venture, trust or other entity.

“Preferred Shares” means a share of capital stock of the General Partner now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to REIT Shares.

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“Preferred Unit” means a fractional, undivided share of the Partnership Interests that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the Common Units that the General Partner has authorized pursuant to Section 4.3 hereof.

“Profit” and “Loss” means, for each Partnership Year or other applicable period, an amount equal to the Partnership’s taxable income or loss for such Partnership Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(i)

Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profit and Loss pursuant to this definition of “Profit” and “Loss” shall be added to such taxable income or loss;

(ii)

Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profit or Loss pursuant to this definition of “Profit” and “Loss” shall be subtracted from such taxable income or loss;

(iii)

In the event the Carrying Value of any Partnership asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Carrying Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profit and Loss;

(iv)

Gain or loss resulting from any disposition of Partnership Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Carrying Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Carrying Value;

(v)

In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year or other period;

(vi)

To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner’s interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profit or Loss; and

(vii)

Notwithstanding any other provision of this definition of “Profit” and “Loss”, any items that are specially allocated pursuant to Sections 5.1(c) or 5.1(d) hereof shall not be taken into account in computing Profits or Losses. The amounts of the items of Partnership income, gain, loss, or deduction available to be specially allocated pursuant to Sections 5.1(c) and 5.1(d) hereof shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

“Property” means any Real Estate Asset or other investment in which the Partnership holds an ownership interest.

“Prospectus” means the prospectus included in the most recent effective registration statement filed by the General Partner with the Commission with respect to the offering of REIT Shares, as such prospectus may be amended or supplemented from time to time.

“Real Estate Asset” means unimproved and improved real property, real estate related assets and any direct or indirect interest therein, including, without limitation, fee or leasehold interests, options, leases, partnership and joint venture interests, equity and debt securities of entities that own real estate, loans secured by real property including first or second mortgage loans, mezzanine loans and participations in such loans, preferred equity interests secured by a property owner’s interest in real property and other contractual rights in real estate.

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“Redemption Price” means the Value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Redemption multiplied by any discount determined by the General Partner, including, but not limited to, any discount based upon the combined number of years that the applicable Partner has held the Partnership Units offered for redemption.

“Redemption Right” has the meaning provided in Section 8.5(a) of this Agreement.

“Regulations” means the Federal income tax regulations promulgated under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.

“REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

“REIT Expenses” means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the General Partner, (ii) costs and expenses relating to any public offering and registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the General Partner, (iv) costs and expenses associated with the preparation and filing of any periodic or other reports and communications by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the General Partner, (vii) costs and expenses incurred by the General Partner relating to any issuing or redemption of Partnership Interests, and (viii) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

“REIT Share” means a share of common stock in the General Partner (or successor entity, as the case may be), including Class A REIT Shares, Class D REIT Shares, Class I REIT Shares, and Class T REIT Shares.

“REIT Shares Amount” means a number of REIT Shares having the same Class designation as the class of Partnership Units offered for exchange by a Tendering Party equal to the number of Partnership Units offered for exchange by a Tendering Party; provided that in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “rights”), and the rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares Amount of REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to rights.

“Related Party” means, with respect to any Person, any other Person whose ownership of shares of the General Partner’s capital stock would be attributed to the first such Person under Code Section 544 (as modified by Code Section 856(h)(1)(B)).

“Restriction Notice” has the meaning provided in Section 8.5(e) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Special Limited Partner” means the holder of a Special Limited Partnership Unit.

“Special Limited Partnership Unit” means Partnership Units designated as Special Limited Partnership Units issued pursuant to Section 4.3(e) with the rights and obligations provided under this Agreement.

“Specified Redemption Date” means the first business day of the month that is at least sixty (60) business days after the receipt by the General Partner of the Notice of Redemption.

“Sponsor” means any Person which (a) is directly or indirectly instrumental in organizing, wholly or in part, the General Partner, (b) will control, manage or participate in the management of the General Partner, and any Affiliate of any such Person, (c) takes the initiative, directly or indirectly, in founding or organizing the General Partner, either alone or in conjunction with one or more other Persons, (d) receives a material participation in the General Partner in connection with the founding or organizing of the business of the General Partner, in consideration of services or property, or both services and property, (e) has a substantial number of relationships and contacts with the General Partner, (f) possesses significant rights to control Properties, (g) receives fees for providing services to the General Partner which are paid on a basis that is not customary in the industry or (h) provides goods or services to the General Partner on a basis which was not negotiated at arm’s-length with the General Partner. “Sponsor” does not include any Person whose only relationship with the General Partner is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorney, accountants and underwriters whose only compensation is for professional services.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

“Subsidiary Partnership” means any partnership of which the partnership interests therein are owned by the General Partner or a direct or indirect subsidiary of the General Partner.

“Substitute Limited Partner” means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.2 hereof.

“Successor Entity” has the meaning provided in Section 4.3(b).

“Survivor” has the meaning provided in Section 7.1(d).

“Tax Matters Partner” has the meaning provided in Section 6231(a)(7) of the Code.

“Tendered Units” has the meaning provided in Section 8.5(a) of this Agreement.

“Tendering Party” has the meaning provided in Section 8.5(a) of this Agreement.

“Termination Event” means the termination or nonrenewal of the Advisory Agreement (i) in connection with a merger, sale of assets or transaction involving the General Partner pursuant to which a majority of the Directors then in office are replaced or removed, (ii) by the Advisor for “good reason” (as defined in the Advisory Agreement) or (iii) by the General Partner other than for “cause” (as defined in the Advisory Agreement).

“Transfer” has the meaning provided in Section 9.2(a) hereof.

“Value” means the fair market value per share of REIT Shares which will equal: (i) if REIT Shares are Listed, the average closing price per share for the previous thirty (30) business days, (ii) if REIT Shares are not Listed, the most recent offering price per share or share equivalent of REIT Shares, until December 31st of the year following the year in which the most recently completed offering of REIT Shares has expired, and (iii) thereafter, such price per REIT Share as the management of the General Partner determines in good faith.

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Article 2
PARTNERSHIP FORMATION AND IDENTIFICATION

2.1

Formation.

The Partnership was formed as a limited partnership pursuant to the Act, and all other pertinent laws of the State of Delaware, for the purposes and upon the terms and conditions set forth in this Agreement.

2.2

Name, Office and Registered Agent.

The name of the Partnership is Moody National Operating Partnership II, LP. The specified office and place of business of the Partnership shall be 6363 Woodway Drive, Suite 110, Houston, Texas 77057. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership’s registered agent is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19801. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on him as registered agent.

2.3

Term and Dissolution.

(a)

The term of the Partnership shall continue in full force and effect until dissolved upon the first to occur of any of the following events:

(i)

the occurrence of an Event of Bankruptcy as to a General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.3(b) hereof; provided that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

(ii)

the passage of 90 days after the sale or other disposition of all or substantially all of the assets of the Partnership (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such note or notes are paid in full); or

(iii)

the election by the General Partner that the Partnership should be dissolved.

(b)

Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.3(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel any Certificate(s) and liquidate the Partnership’s assets and apply and distribute the proceeds thereof in accordance with Section 5.6 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership’s debts and obligations), or (ii) distribute the assets to the Partners in kind.

2.4

Filing of Certificate and Perfection of Limited Partnership.

The General Partner shall execute, acknowledge, record and file at the expense of the Partnership, any and all amendments to the Certificate(s) and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

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Article 3
BUSINESS OF THE PARTNERSHIP

The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner determines that it no longer intends to qualify as a REIT, and in a manner such that the General Partner will not be subject to any taxes under Section 857 or 4981 of the Code, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner’s right in its sole and absolute discretion to qualify or cease qualifying as a REIT, the Partners acknowledge that the General Partner intends to qualify as a REIT for federal income tax purposes and that such qualification and the avoidance of income and excise taxes on the General Partner inures to the benefit of all the Partners and not solely to the General Partner. Notwithstanding the foregoing, the Limited Partners agree that the General Partner may terminate its status as a REIT under the Code at any time to the full extent permitted under the Articles of Incorporation. The General Partner on behalf of the Partnership shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” under Section 7704 of the Code.

Article 4
CAPITAL CONTRIBUTIONS AND ACCOUNTS

4.1

Capital Contributions.

The Capital Contributions and Partnership Units of each Partner are set forth on Exhibit A, as the same shall be amended from time to time by the General Partner to the extent necessary to reflect accurately sales, exchanges or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner’s ownership of Partnership Units.

4.2

Class A Units, Class D Units, Class I Units and Class T Units.

The General Partner is hereby authorized to cause the Partnership to issue Partnership Units designated as Class A Units, Class D Units, Class I Units and Class T Units. Each such Class shall have the rights and obligations attributed to that Class under this Agreement. All Common Units outstanding on the date hereof are re-designated as Class A Units.

4.3

Additional Capital Contributions and Issuances of Additional Partnership Units.

Except as provided in this Section 4.3 or in Section 4.4, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership.

(a)

The General Partner is hereby authorized to cause the Partnership to issue additional Partnership Units for any Partnership purpose at any time or from time to time, including but not limited to Partnership Units issued in connection with acquisitions of properties, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partner. Any additional Partnership Units issued thereby may be issued in one or more classes (including the Classes specified in this Agreement or any other Classes), or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Units; (ii) the right of each such class or series of Partnership Units to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Units upon dissolution and liquidation of the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership. In the event that the Partnership issues additional Partnership Units pursuant to this Section 4.3(a), the General Partner shall make such revisions to this Agreement as it deems necessary to reflect the issuance of such additional Partnership Units.

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(b)

In the event the General Partner (i) declares or pays a dividend on any Class of its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of any Class of its outstanding REIT Shares in REIT Shares, (ii) subdivides any Class of its outstanding REIT shares, or (iii) combines any Class of its outstanding REIT Shares into a smaller number of REIT Shares with respect to any Class of REIT Shares, then a corresponding adjustment to the number of outstanding Partnership Units of the applicable Class necessary to maintain the proportionate relationship between the number of outstanding Partnership Units of such Class to the number of outstanding REIT Shares of such Class shall automatically be made. Additionally, in the event that any other entity shall become General Partner pursuant to any merger, consolidation or combination of the General Partner with or into another entity (the “Successor Entity”), the number of outstanding Partnership Units of each class shall be adjusted by multiplying such number by the number of shares of the Successor Entity into which one REIT Share of such Class is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the number of outstanding Partnership Units of any Class shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided, however, that if the General Partner receives a Notice of Redemption after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, or such merger, consolidation or combination, the number of outstanding Partnership Units of any Class shall be determined as if the General Partner had received the Notice of Redemption immediately prior to the record date for such dividend, distribution, subdivision or combination of such merger, consolidation or combination. If the General Partner takes any other action affecting the REIT Shares other than actions specifically described above and, in the opinion of the General Partner such action would require an adjustment to the number of Partnership Units to maintain the proportionate relationship between the number of outstanding Partnership Units to the number of outstanding REIT Shares, the General Partner shall have the right to make such adjustment to the number of Partnership Units, to the extent permitted by law, in such manner and at such time as the General Partner, in its sole discretion, may determine to be appropriate under the circumstances.

(c)

No additional Partnership Units shall be issued to the General Partner unless (i) the additional Partnership Units are issued to all Partners in proportion to their respective Percentage Interests with respect to the class of Partnership Units so issued; (ii) (a) the additional Partnership Units are issued in connection with (x) an issuance of REIT Shares, or (y) an issuance of Preferred Shares, New Securities or other interests in the General Partner (other than REIT Shares), which Preferred Shares, New Securities or other interests have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the additional Partnership Units issued to the General Partner, and (b) the General Partner contributes to the Partnership the cash proceeds or other consideration received in connection with the issuance of such REIT Shares, Preferred Shares, New Securities or other interests in the General Partner; or (iii) the Additional Partnership Units are issued upon the conversion, redemption or exchange of debt, Partnership Units or other securities issued by the Partnership.

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(d)

The General Partner shall not issue any additional REIT Shares, Preferred Shares, Junior Shares or New Securities unless the General Partner contributes the cash proceeds or other consideration received from the issuance of such additional REIT Shares, Preferred shares, Junior Shares or New Securities, as the case may be, and from the exercise of the rights contained in any such additional New Securities, to the Partnership in exchange for (x) in the case of an issuance of REIT Shares, Partnership Units, or (y) in the case of an issuance of Preferred Shares, Junior Shares or New Securities, Partnership Units with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such Preferred Shares, Junior Shares or New Securities; provided, however, that notwithstanding the foregoing, the General Partner may issue REIT Shares, Preferred Shares, Junior Shares or New Securities (a) pursuant to Section 8.5(b) hereof, (b) pursuant to a dividend or distribution (including any stock split) of REIT Shares, Preferred Shares, Junior Shares, or New Securities to all of the holders of REIT Shares, Preferred Shares, Junior Shares or New Securities, as the case may be, (c) upon a conversion, redemption or exchange of Preferred Shares, (d) upon a conversion of Junior Shares into REIT Shares, (e) upon a conversion, redemption, exchange or exercise of New Securities, or (f) in connection with an acquisition of a property or other asset to be owned, directly or indirectly, by the General Partner if the General Partner determines that such acquisition is in the best interest of the Partnership. In the event of any issuance of additional REIT Shares, Preferred Shares, Junior Shares, or New Securities by the General Partner, and the contribution to the Partnership, by the General Partner, of the cash proceeds or other consideration received from such issuance, if the cash proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter’s discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount equal to the sum of the cash proceeds of such issuance plus the amount of such underwriter’s discount and other expenses paid by the General Partner (which discount and expense shall be treated as an expense for the benefit of the Partnership).

(e)

Moody II OP issued 40 units of special limited partnership interest therein to Moody National LPOP II, LLC in exchange for a cash contribution to Moody II OP of $1,000.00 and for services performed or to be performed for Moody II OP and its subsidiaries. Pursuant to the terms of the Merger Agreement, each such unit of special limited partnership interest in Moody II OP will be converted into a Special Limited Partnership Unit as reflected on Exhibit A hereto and Moody National LPOP II, LLC will be admitted to the Partnership as the Special Limited Partner. The Special Limited Partner shall be entitled to certain distributions as provided in Section 5.2 and certain preferential allocations of items of income and gain under Section 5.1. The Special Limited Partnership Units will be subject to the transfer restrictions set forth in Article 9 and will be subject to redemption pursuant to Section 8.4.

4.4

Additional Funding.

If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds (“Additional Funds”) for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings or (ii) elect to have the General Partner or any of its Affiliates provide such Additional Funds to the Partnership through loans or otherwise.

4.5

Capital Accounts.

(a)

The Partnership shall maintain for each Partner a separate capital account (“Capital Account”) in accordance with the rules of Regulations Section 1.704-1(b)(2)(iv). Each Partner’s Capital Account shall be increased by (i) the amount of such Partner’s Capital Contributions and (ii) Profit allocated to such Partner and all items of Partnership income and gain allocated to such Partner pursuant to Sections 5.1(c), 5.1(d) and 5.1(e) and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and (y) Loss allocated to such Partner and all items of Partnership deduction and loss allocated to such Partner pursuant to Section 5.1(c).

(b)

In the event any interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

(c)

The provisions of the Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Person upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(g) and (ii) make appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or 1.704-2.

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4.6

No Interest on Contributions

No Partner shall be entitled to interest on its Capital Contribution.

4.7

Return of Capital Contributions

No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner’s Capital Contribution for so long as the Partnership continues in existence.

4.8

No Third-Party Beneficiary.

No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other Property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or Property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or Property of the Partnership.

4.9

Redemption of REIT Shares.

If, at any time, any shares of capital stock of the General Partner are redeemed by the General Partner for cash, the Partnership shall, immediately prior to such redemption, redeem an equal number of equivalent Partnership Units held by the General Partner upon the same terms and for the same price per Partnership Unit as such shares are redeemed.

4.10

Exchanges.

If the General Partner exchanges any REIT Shares of any Class (“Exchanged REIT Shares”) for, or converts any REIT Shares of any Class to, REIT Shares of a different Class (“Received REIT Shares”), then the General Partner shall, and shall cause the Partnership to, exchange or convert a number of Partnership Units having the same Class designation as the Exchanged REIT Shares, for Partnership Units having the same Class designation as the Received REIT Shares on the same terms that the General Partner exchanged or converted the Exchanged REIT Shares.

Article 5
PROFITS AND LOSSES; DISTRIBUTIONS

5.1

Allocation of Profit and Loss.

(a)

[Reserved.]

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(b)

General Allocations. The items of Profit and Loss of the Partnership for each fiscal year or other applicable period shall be allocated among the Partners in a manner that will, as nearly as possible, cause the Capital Account balance of each Partner at the end of such fiscal year or other applicable period to equal (i) the amount of the hypothetical distribution that such Partner would receive if the Partnership were liquidated on the last day of such period and all assets of the Partnership, including cash, were sold for cash equal to their Carrying Values, taking into account any adjustments thereto for such period, all liabilities of the Partnership were satisfied in full in cash according to their terms (limited with respect to each nonrecourse liability to the Carrying Value of the assets securing such liability) and the remaining cash proceeds (after satisfaction of such liabilities) were distributed in full pursuant to Section 5.2, minus (ii) the sum of such Partner’s share of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain and the amount, if any and without duplication, that the Partner would be obligated to contribute to the capital of the Partnership, all computed as of the date of the hypothetical sale of assets. Notwithstanding the foregoing, the General Partner may make such allocations as it deems reasonably necessary to give economic effect to the provisions of this Agreement, taking into account facts and circumstances as the General Partner deems reasonably necessary for this purpose.

(c)

Special Allocations. Before applying Section 5.1(b), the following regulatory allocations shall be made in the following order and priority:

(i)

Minimum Gain Chargeback. Notwithstanding the provisions of this Section 5.1, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner’s share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f). This Section 5.1(c)(i) is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii)

Partner Minimum Gain Chargeback. Notwithstanding any other provision of this Section 5.1, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner’s share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 5.1(c)(ii) is intended to comply with the minimum gain chargeback requirement in Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.

(iii)

Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) and such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership Year) shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible. This Section 5.1(c)(iii) is intended to constitute a “qualified income offset” under Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(iv)

No Excess Deficit. To the extent that any Partner has or would have, as a result of an allocation of Net Loss (or item thereof), an Adjusted Capital Account Deficit, such amount of Net Loss (or item thereof) shall be allocated to the other Partners in accordance with Section 5.1(b), but in a manner which will not produce an Adjusted Capital Account Deficit as to such Partners. To the extent such allocation would result in all Partners having Adjusted Capital Account Deficits, such Net Loss (or item thereof) shall be allocated to the General Partner.

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(v)

Nonrecourse Deductions. Nonrecourse Deductions for any Partnership Year shall be allocated to the Partners (other than the Special Limited Partner) in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership’s Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio for such Partnership Year to the numerically closest ratio which would satisfy such requirements.

(vi)

Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Sections 1.704-2(6)(4) and 1.704-2(i).

(vii)

Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

(d)

Priority Allocations to the Special Limited Partner. Notwithstanding the provisions of Section 5.1(b) above, the Special Limited Partner shall be allocated on a priority basis items of income or gain, including, without limitation, items of gain from a sale (including but not limited to net capital gain realized in connection with the adjustment to the tax book value of Partnership assets under Section 704(b) of the Code) on a cumulative basis pursuant to this Section 5.1(d) in an amount equal to the amount of distributions made (or in connection with a sale or winding up or liquidation of the Partnership, to be made) to such Partner.

(e)

Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interests, or if Percentage Interests vary during a Partnership Year, the General Partner, in its sole and absolute discretion, shall determine which method authorized under the Code and the Regulations shall be used to allocate the distributive shares.

(f)

 Allocations for Tax Purposes. All allocations for federal income tax purposes shall be consistent with all allocations in this Section 5.1, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, and expense as required by Section 704(c) of the Code including a method that may result in a Partner receiving a disproportionately larger share of the Partnership tax depreciation deductions, and such election shall be binding on all Partners.

(g)

Revisions to Allocations to Reflect Issuance of Additional Interests. In the event that the Partnership issues additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to Article 4 hereof, the General Partner shall make such revisions to this Section 5.1 as it deems necessary to reflect the terms of the issuance of such additional Partnership Interests, including making preferential allocations to Classes of Partnership Interests that are entitled thereto. Such revisions shall not require the consent or approval of any other Partner.

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5.2

Distribution of Cash.

(a)

The Partnership shall distribute cash on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole and absolute discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in accordance with Section 5.2(b). The Partnership shall be deemed to have distributed cash to the General Partner in an amount equal to the amount of distributions by the General Partner that are reinvested in REIT Shares issued by the General Partner pursuant to the General Partner’s distribution reinvestment plan, and the General Partner shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of such distributions in return for an equal number of Partnership Units having the same Class designation as the issued REIT Shares.

(b)

Except for distributions pursuant to Section 5.6 of this Agreement in connection with the dissolution and liquidation of the Partnership and subject to the provisions of Sections 5.2(c), 5.2(d) and 5.2(e) and 5.3 of this Agreement, distributions shall be made (i) first, 100% to the Partners (other than Special Limited Partner) in accordance with their respective Percentage Interests on the Partnership Record Date until the Limited Partners (other than the Special Limited Partner) have received cumulative distributions under this Section 5.2(b) equal to the aggregate Capital Contributions made by the Limited Partners (other than the Special Limited Partner) to the Partnership plus a cumulative, noncompounded pre-tax rate of return thereon of 6.0% per annum, determined by taking into account the dates on which all such Capital Contributions and distributions were made and (ii) second, (A) 85% to the Partners (other than the Special Limited Partner), in accordance with their respective Percentage Interests on the Partnership Record Date and (B) 15% to the Special Limited Partner; provided, however, that to the extent that the amount of distributions any Limited Partner would receive with respect to Partnership Units received in the merger of the Moody I OP and the Moody II OP for REIT I OP Units (as defined in the Merger Agreement) is less than the amount such Limited Partner would have received with respect to such Partnership Units if (x) in the case of a distribution of “Net Sales Proceeds” (as defined in the REIT I Partnership Agreement, as defined in the Merger Agreement) the reference to “6.0%” in this sentence were instead “8.0%,” and (y) all distributions of cash other than Net Sales Proceeds were made to the Partners in accordance with their Percentage Interests (subject to differences attributable to differences in Class-specific expense allocations) as described below, an amount equal to such shortfall should be distributed to such Limited Partner and shall decrease the amount otherwise distributed to the Special Limited Partner. The amount distributed per Partnership Unit of any Class may differ from the amount per Partnership Unit of another Class on account of differences in Class-specific expense allocations with respect to REIT Shares as described in the Prospectus or for other reasons as determined by the Board of Directors of the General Partner. Any such differences shall correspond to differences in the amount of distributions per REIT Share for REIT Shares of different Classes, with the same adjustments being made to the amount of distributions per Partnership Unit for Partnership Units of a particular Class as are made to the distributions per REIT Share by the General Partner with respect to REIT Shares having the same Class designation.

(c)

Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner equals or exceeds the amount required to be withheld by the Partnership, the amount withheld shall be treated as a distribution of cash in the amount of such withholding to such Partner, or (ii) if the actual amount to be distributed to the Partner is less than the amount required to be withheld by the Partnership, the actual amount shall be treated as a distribution of cash in the amount of such withholding and the additional amount required to be withheld shall be treated as a loan (a “Partnership Loan”) from the Partnership to the Partner on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner (a “Defaulting Limited Partner”) fails to pay any amount owed to the Partnership with respect to the Partnership Loan within fifteen (15) days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole and absolute discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a “General Partner Loan”) to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner. Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.2(c) shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.

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(d)

In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash distribution as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged.

5.3

REIT Distribution Requirements.

The General Partner shall use its commercially reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the General Partner to make stockholder distributions that will allow the General Partner to (i) meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and (ii) avoid any federal income or excise tax liability imposed by the Code.

5.4

No Right to Distributions in Kind.

No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership.

5.5

Limitations on Return of Capital Contributions.

Notwithstanding any of the provisions of this Article 5, no Partner shall have the right to receive, and the General Partner shall not have the right to make, a distribution that includes a return of all or part of a Partner’s Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of his Capital Contribution, does not exceed the fair market value of the Partnership’s assets.

5.6

Distributions upon Liquidation.

Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners in accordance with Section 5.2(b). To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

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5.7

Substantial Economic Effect.

It is the intent of the Partners that the allocations of Profit and Loss under this Agreement have substantial economic effect (or be consistent with the Partners’ interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article 5 and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.

Article 6
RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER

6.1

Management of the Partnership.

(a)

Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the Partnership:

(i)

to acquire, purchase, own, operate, lease and dispose of any Real Estate Asset that the General Partner determines is necessary or appropriate or in the best interests of the business of the Partnership;

(ii)

to construct buildings and make other improvements on the Properties;

(iii)

to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

(iv)

to borrow or lend money for the Partnership, issue or receive evidence of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets;

(v)

to pay, either directly or by reimbursement, for all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement;

(vi)

to guarantee or become a co-maker of indebtedness of the General Partner or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership’s assets;

(vii)

to use assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all Administrative Expenses and REIT Expenses of the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

(viii)

to lease all or any portion of any of the Partnership’s assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership’s assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

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(ix)

to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership’s assets;

(x)

to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership’s assets or any other aspect of the Partnership business;

(xi)

to make or revoke any election permitted or required of the Partnership by any taxing authority;

(xii)

to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

(xiii)

to determine whether or not to apply any insurance proceeds for any Property to the restoration of such Property or to distribute the same;

(xiv)

to establish one or more divisions of the Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

(xv)

to retain other services of any kind or nature in connection with the Partnership business, and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

(xvi)

to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

(xvii)

to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

(xviii)

to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

(xix)

to form or acquire an interest in, and contribute Property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of Property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

(xx)

to establish Partnership reserves for working capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose;

(xxi)

to merge, consolidate or combine the Partnership with or into another Person;

(xxii)

to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” that is taxable as a corporation under Section 7704 of the Code; and

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(xxiii)

to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

(b)

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

6.2

Delegation of Authority.

The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

6.3

Indemnification and Exculpation of Indemnitees.

(a)

The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, Property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Any indemnification pursuant to this Section 6.3 shall be made only out of the assets of the Partnership.

(b)

The Partnership shall reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.3 has been met and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(c)

The indemnification provided by this Section 6.3 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

(d)

The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

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(e)

For purposes of this Section 6.3, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.3; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

(f)

 In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g)

An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.3 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h)

The provisions of this Section 6.3 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i)

Notwithstanding the foregoing, the Partnership may not indemnify or hold harmless an Indemnitee for any liability or loss unless all of the following conditions are met: (i) the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Partnership; (ii) the Indemnitee was acting on behalf of or performing services for the Partnership; (iii) the liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a director of the General Partner (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director; and (iv) the indemnification or agreement to hold harmless is recoverable only out of net assets of the Partnership. In addition, the Partnership shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which securities of the General Partner or the Partnership were offered or sold as to indemnification for violations of securities laws.

6.4

Liability of the General Partner.

(a)

Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity provided the General Partner, acting in good faith, abides by the terms of this Agreement.

(b)

The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, itself and its stockholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of its stockholders on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either its stockholders or the Limited Partners; provided, however, that for so long as the General Partner directly owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either its stockholders or the Limited Partner shall be resolved in favor of the stockholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

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(c)

Subject to its obligations and duties as General Partner set forth in Section 6.1 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

(d)

Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to prevent the General Partner from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

(e)

Any amendment, modification or repeal of this Section 6.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner’s liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

6.5

Reimbursement of General Partner.

(a)

Except as provided in this Section 6.5 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

(b)

The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all Administrative Expenses incurred by the General Partner. Reimbursement of Administrative Expenses shall be treated as an expense of the Partnership and not as allocations of Partnership income or gain.

6.6

Outside Activities.

Subject to the Articles of Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or stockholder of the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. None of the Partnership, Limited Partners or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

6.7

Employment or Retention of Affiliates.

(a)

Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

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(b)

The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

(c)

The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement, applicable law and the REIT status of the General Partner.

(d)

Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any Property to, or purchase any Property from, the Partnership, directly or indirectly, except pursuant to transactions that are, in the General Partner’s sole discretion, on terms that are fair and reasonable to the Partnership.

6.8

Title to Partnership Assets.

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the Property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

Article 7
CHANGES IN GENERAL PARTNER

7.1

Transfer of the General Partner’s Partnership Units.

(a)

The General Partner shall not transfer all or any portion of its Partnership Units (except as provided in Section 7.4) or withdraw as General Partner except as provided in, or in connection with a transaction contemplated by, Section 7.1(d).

(b)

Except as otherwise provided in Section 7.1(d) hereof, the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or the sale of all or substantially all of its assets (other than in connection with a change in the General Partner’s state of incorporation or organizational form), in each case which results in a change of control of the General Partner (a “Transaction”), unless:

(i)

the consent of Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners is obtained;

(ii)

as a result of such Transaction all Limited Partners will receive (A) for each Partnership Unit of each Class an amount of cash, securities, or other Property equal to the greatest amount of cash, securities or other Property paid in the Transaction to a holder of one REIT Share of the same Class designation as that Partnership Unit in consideration of one REIT Share, provided that if, in connection with the Transaction, a purchase, tender or exchange offer (“Offer”) shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other Property which a Limited Partner holding Partnership Units would have received had it (1) exercised its Redemption Right and (2) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Redemption Right immediately prior to the expiration of the Offer and (B) for each Special Limited Partnership Unit an amount of cash, securities or other Property (as applicable based upon the type of consideration and the proportions thereof paid to holders of REIT Shares in the Transaction) equal to the fair market value of such Special Limited Partnership Unit at such time as determined in good faith by the General Partner by reference to the value paid for the REIT Shares; or

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(iii)

the General Partner is the surviving entity in the Transaction and either (A) the holders of REIT Shares do not receive cash, securities, or other Property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary) receive (1) in exchange for their Partnership Units of each Class, an amount of cash, securities, or other Property (expressed as an amount per REIT Share) that is no less than the greatest amount of cash, securities, or other Property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares having the same designation as the Partnership Units being exchanged and (2) in exchange for their Special Limited Partnership Units, an amount of cash, securities or other Property (as applicable based upon the type of consideration and the proportions thereof paid to holders of REIT Shares in the Transaction) equal to the fair market value of such Special Limited Partnership Units at such time as determined in good faith by the General Partner by reference to the value paid for the REIT Shares.

(c)

Notwithstanding Section 7.1(b), the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the “Survivor”), other than Partnership Units held by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner, as appropriate, hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.1(c). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, and the REIT Shares Amount for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other Property that was receivable upon such merger or consolidation by a holder of REIT Shares of each Class or options, warrants or other rights relating thereto, and which a holder of Partnership Units of any Class could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to adjustment events described in Section 4.3(b). The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Sections 8.4 and 8.5 hereof so as to approximate the existing rights and obligations set forth in Sections 8.4 and 8.5 as closely as reasonably possible. The above provisions of this Section 7.1(c) shall similarly apply to successive mergers or consolidations permitted hereunder.

In respect of any transaction described in the preceding paragraph, the General Partner is required to use its commercially reasonable efforts to structure such transaction to avoid causing the Limited Partners to recognize a gain for Federal income tax purposes by virtue of the occurrence of or their participation in such transaction, provided such efforts are consistent with the exercise of the General Partner’s board of directors’ fiduciary duties to the stockholders of the General Partner under applicable law.

(d)

Notwithstanding Section 7.1(a) or (b),

(i)

a General Partner may transfer all or any portion of its Partnership Units to (A) a wholly owned Subsidiary of such General Partner or (B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interests, may withdraw as General Partner; and

(ii)

the General Partner may engage in a transaction not required by law or by the rules of any national securities exchange on which the General Partner’s shares are listed to be submitted to the vote of the holders of the General Partner’s shares.

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7.2

Admission of a Substitute or Additional General Partner.

A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

(a)

the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.4 hereof in connection with such admission shall have been performed;

(b)

if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person’s authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

(c)

counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel as may be necessary) that (i) the admission of the Person to be admitted as a substitute or additional General Partner is in conformity with the Act and (ii) none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (x) the Partnership to be classified other than as a partnership for federal tax purposes, or (y) the loss of any Limited Partner’s limited liability.

7.3

Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner.

(a)

Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.4(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.3(b) hereof. The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.2 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.

(b)

Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.4(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is, on the date of such occurrence, a partnership, the withdrawal of, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.3 hereof by selecting, subject to Section 7.2 hereof and any other provisions of this Agreement, a substitute General Partner by consent of a majority in interest of the Limited Partners. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

7.4

Removal of a General Partner.

(a)

Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death or dissolution of, Event of Bankruptcy as to, or removal of, a partner in, such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners. The Limited Partners may not remove the General Partner, with or without cause.

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(b)

If a General Partner has been removed pursuant to this Section 7.4 and the Partnership is continued pursuant to Section 7.3 hereof, such General Partner shall promptly transfer and assign its Partnership Units to the substitute General Partner approved by a majority in interest of the Limited Partners in accordance with Section 7.3(b) hereof and otherwise be admitted to the Partnership in accordance with Section 7.2 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the Partnership Units of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and a majority in interest of the Limited Partners within ten (10) days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and a majority in interest of the Limited Partners each shall select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner’s Partnership Units within thirty (30) days of the General Partner’s removal, and the fair market value of the removed General Partner’s Partnership Units shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than forty (40) days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner’s Partnership Units no later than sixty (60) days after the removal of the General Partner. In such case, the fair market value of the removed General Partner’s Partnership Units shall be the average of the two appraisals closest in value.

(c)

The Partnership Units of a removed General Partner, during the time after default until transfer under Section 7.4(b), shall be converted to that of a Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, profit, gain or loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.4(b).

(d)

All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary, desirable and sufficient to effect all the foregoing provisions of this Section.

Article 8
RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

8.1

Management of the Partnership.

The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

8.2

Power of Attorney.

Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, to sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interests, unless otherwise stated in this Agreement.

8.3

Limitation on Liability of Limited Partners.

No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

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8.4

Redemption of Special Limited Partnership Interests.

Upon the earliest to occur of (a) the termination or nonrenewal of the Advisory Agreement for “cause” (as defined in the Advisory Agreement), (b) a Termination Event, or (c) the Listing, the Special Limited Partnership Units will be redeemed.

(a)

If the Advisory Agreement is terminated or not renewed by the General Partner for “cause” (as defined in the Advisory Agreement), all of the Special Limited Partnership Units shall be redeemed by the Partnership for $1 within thirty (30) days after the termination or nonrenewal of the Advisory Agreement.

(b)

Upon the occurrence of a Termination Event or the Listing, the Special Limited Partnership Units shall be redeemed for an aggregate amount equal to the amount that would have been distributed to the Special Limited Partner under Section 5.2(b) if all assets of the Partnership had been sold for their fair market value, all liabilities of the Partnership had been satisfied in full according to their terms, and remaining proceeds were distributed to the Partners pursuant to Section 5.2. Such redemption shall occur no later than thirty (30) days after the date of a Termination Event and no later than 240 days after the Listing. In determining the fair market value of the assets of the Partnership, (i) in connection with a Termination Event, the General Partner shall obtain an appraisal of the assets of the Partnership (excluding any assets which may be readily marked to market) and (ii) in connection with the Listing, the General Partner shall make such determination (a) taking into account, in the event of a Listing on a national securities exchange only, the market value of the General Partner’s listed shares based upon the average closing price, or average of bid and asked prices, as the case may be, during a period of thirty (30) days during which such shares are traded beginning one hundred and twenty (120) days after the Listing or (b) taking into account the value of the General Partner’s shares based upon the initial public offering price in the event of an underwritten public offering. Payment to the Special Limited Partner upon a Termination Event or a Listing shall be paid, at the Special Limited Partner’s discretion, in the form of (a) shares of the General Partner’s common stock or (b) a non-interest bearing promissory note. In the event the Advisor elects to receive shares of the General Partner’s common stock and the General Partner’s shares are not listed on a national securities exchange, at the option of the Advisor, the Advisor and the General Partner shall enter into an agreement whereby the General Partner shall register such shares of common stock with the Commission. However, any payments under a promissory note may not be made in connection with a Termination Event until either (a) the closing of asset sales that result in aggregate, cumulative distributions to the Partners (other than the Special Limited Partner) of the Partnership from operating income, sales proceeds and other sources in an amount equal to their Capital Contributions to the Partnership plus a 6.0% cumulative non-compounded annual pre-tax return thereon, or (b) a Listing (each a “Subsequent Liquidity Event”). In addition, the principal amount of the promissory note issued in connection with a Termination Event will be subject to reduction as of the date of the Subsequent Liquidity Event by an amount that will ensure that, in connection with the Subsequent Liquidity Event, the Special Limited Partner does not receive in excess of 15% of the distributions that are made or are deemed to be made by the Partnership after the Partners (other than the Special Limited Partner) have received or are deemed to have received aggregate, cumulative distributions equal to their Capital Contributions to the Partnership plus a 6.0% cumulative non-compounded annual pre-tax return thereon.

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8.5

Redemption Right.

(a)

Subject to Sections 8.5(b), 8.5(c), 8.5(d), 8.5(e) and 8.5(f) and the provisions of any agreements between the Partnership and one or more Limited Partners with respect to Partnership Units held by them, each Limited Partner shall have the right (subject to the terms and conditions set forth herein) to require the Partnership to redeem (a “Redemption”) all or a portion of the Partnership Units held by such Limited Partner (the “Tendered Units”) in exchange (a “Redemption Right”) for REIT Shares issuable on, or the Cash Amount payable on, or a combination thereof having an equivalent value to the REIT Shares issuable on, or the Cash Amount payable on, the Specified Redemption Date, as determined by the General Partner in its sole discretion, provided that the Tendered Units shall have been outstanding and held by the Limited Partner for at least one year. Any Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner exercising the Redemption Right (the “Tendering Party”). No Limited Partner may deliver more than two Notices of Redemption during each calendar year. A Limited Partner may not exercise the Redemption Right for fewer than 1,000 Partnership Units or, if such Limited Partner holds fewer than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Tendering Party shall have no right, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units if the record date for such distribution is on or after the Specified Redemption Date.

(b)

If the General Partner elects to redeem Tendered Units for REIT Shares rather than cash, then the Partnership shall direct the General Partner to issue and deliver such REIT Shares to the Tendering Party pursuant to the terms set forth in this Section 8.5(b), in which case, (i) the General Partner, acting as a distinct legal entity, shall assume directly the obligation with respect thereto and shall satisfy the Tendering Party’s exercise of its Redemption Right and (ii) such transaction shall be treated, for Federal income tax purposes, as a transfer by the Tendering Party of such Tendered Units to the General Partner in exchange for REIT Shares. The percentage of the Tendered Units tendered for Redemption by the Tendering Party for which the General Partner elects to issue REIT Shares (rather than cash) is referred to as the “Applicable Percentage.” In making such election to acquire Tendered Units, the Partnership shall act in a fair, equitable and reasonable manner that neither prefers one group or class of Limited Partners over another nor discriminates against a group or class of Limited Partners. If the Partnership elects to redeem any number of Tendered Units for REIT Shares, rather than cash, on the Specified Redemption Date, the Tendering Party shall sell such number of the Tendered Units to the General Partner in exchange for a number of REIT Shares equal to the product of the REIT Shares Amount and the Applicable Percentage. The product of the Applicable Percentage and the REIT Shares Amount, if applicable, shall be delivered by the General Partner as duly authorized, validly issued, fully paid and accessible REIT Shares free of any pledge, lien, encumbrance or restriction, other than the Aggregate Share Ownership Limit and other restrictions provided in the Articles of Incorporation, the bylaws of the General Partner, the Securities Act and relevant state securities or “blue sky” laws. Notwithstanding the provisions of Section 8.5(a) and this Section 8.5(b), the Tendering Parties shall have no rights under this Agreement that would otherwise be prohibited under the Articles of Incorporation.

(c)

In connection with an exercise of Redemption Rights pursuant to this Section 8.5, the Tendering Party shall submit the following to the General Partner, in addition to the Notice of Redemption:

(1)

A written affidavit, dated the same date as the Notice of Redemption, (a) disclosing the actual and constructive ownership, as determined for purposes of Code Sections 856(a)(6) and 856(h), of REIT Shares by (i) such Tendering Party and (ii) any Related Party and (b) representing that, after giving effect to the Redemption, and assuming that the General Partner elects to exchange REIT Shares for the Tendered Units, neither the Tendering Party nor any Related Party will own REIT Shares in excess of the Aggregate Share Ownership Limit (or, if applicable the Excepted Holder Limit);

(2)

A written representation that neither the Tendering Party nor any Related Party has any intention to acquire any additional REIT Shares prior to the closing of the Redemption on the Specified Redemption Date;

(3)

An undertaking to certify, at and as a condition to the closing of the Redemption on the Specified Redemption Date, that either (a) the actual and constructive ownership of REIT Shares by the Tendering Party and any Related Party remain unchanged from that disclosed in the affidavit required by Section 8.5(c)(1) or (b) after giving effect to the Redemption, neither the Tendering Party nor any Related Party shall own REIT Shares in violation of the Aggregate Share Ownership Limit (or, if applicable, the Excepted Holder Limit); and

(4)

Any other documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon the exercise of the Redemption Right.

(d)

Any Cash Amount to be paid to a Tendering Party pursuant to this Section 8.5 shall be paid on the Specified Redemption Date; provided, however, that the General Partner may elect to cause the Specified Redemption Date to be delayed for up to an additional 180 days to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of Tendered Units hereunder to occur as quickly as reasonably possible.

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(e)

Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Redemption Rights to prevent, among other things, (a) any person from owning shares in excess of the Common Share Ownership Limit, the Aggregate Share Ownership Limit and the Excepted Holder Limit, (b) the General Partner’s common stock from being owned by fewer than 100 persons, (c) the General Partner from being “closely held” within the meaning of section 856(h) of the Code, and (d) to ensure that the Partnership does not constitute a “publicly traded partnership” under Section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a “Restriction Notice”) to each of the Limited Partners holding Partnership Units.

(f)

A redemption fee may be charged in connection with an exercise of Redemption Rights pursuant to this Section 8.5.

Article 9
TRANSFERS OF LIMITED PARTNERSHIP INTERESTS AND SPECIAL LIMITED PARTNERSHIP INTERESTS

9.1

Restrictions on Transfer of Limited Partnership Interests.

(a)

No Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of his Limited Partnership Interests, or any of such Limited Partner’s economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a “Transfer”) without the consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

(b)

No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of its Limited Partnership Interest pursuant to this Article 9 or pursuant to a redemption of all of its Partnership Units pursuant to Section 8.5 or, with respect to the Special Limited Partner, pursuant to the redemption of its Special Limited Partnership Interest pursuant to Section 8.4. Upon the permitted Transfer or redemption of all of a Limited Partner’s Limited Partnership Units, such Limited Partner shall cease to be a Limited Partner.

(c)

No Limited Partner may effect a Transfer of its Limited Partnership Units, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Units under the Securities Act or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

(d)

No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of the General Partner based on the advice of legal counsel for the Partnership, if appropriate, the transfer would result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code); (ii) in the opinion of the General Partner based on the advice of legal counsel for the Partnership, if appropriate, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code; (iii) such transfer is effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code; (iv) such Transfer would cause the General Partner to own 10% or more of the ownership interests of any tenant of a Property held by the partnership within the meaning of Section 856(d)(2)(B) of the Code; or (v) such Transfer would result in the General Partner being “closely held” within the meaning of Section 856(h) of the Code.

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(e)

No transfer by a Limited Partner of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, which may be withheld in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a Partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

(f)

Any Transfer in contravention of any of the provisions of this Article 9 shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

(g)

Prior to the consummation of any Transfer under this Article 9, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

9.2

Admission of Substitute Limited Partner.

(a)

Subject to the other provisions of this Article 9, an assignee of the Partnership Units of a Limited Partner (which shall be understood to include any purchaser, transferee, donee, or other recipient of any disposition of such Partnership Units) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner and upon the satisfactory completion of the following:

(i)

 The assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner.

(ii)

To the extent required, an amended Certificate evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act.

(iii)

The assignee shall have delivered a letter containing the representation set forth in Section 9.1(a) hereof and the agreement set forth in Section 9.1(b) hereof.

(iv)

If the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee’s authority to become a Limited Partner under the terms and provisions of this Agreement.

(v)

The assignee shall have executed a power of attorney containing the terms and provisions set forth in Section 8.2 hereof.

(vi)

The assignee shall have paid all legal fees and other expenses of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner.

(vii)

The assignee has obtained the prior written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner’s sole and absolute discretion.

9.3

Rights of Assignees of Partnership Units.

(a)

Subject to the provisions of Sections 9.1 and 9.2 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Units until the Partnership has received notice thereof.

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(b)

Any Person who is the assignee of all or any portion of a Limited Partner’s Partnership Units, but does not become a Substitute Limited Partner and desires to make a further assignment of such Partnership Units, shall be subject to all the provisions of this Article 9 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Partnership Units.

9.4

Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner.

The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Units and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

9.5

Purchase for Investment.

(a)

Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of its or his Partnership Units is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Units.

(b)

Each Limited Partner agrees that it or he will not sell, assign or otherwise transfer his Partnership Units or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.5(a) above and similarly agree not to sell, assign or transfer such Partnership Units or fraction thereof to any Person who does not similarly represent, warrant and agree.

Article 10
BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

10.1

Books and Records.

At all times during the continuance of the Partnership, the Partners shall keep or cause to be kept at the Partnership’s specified office true and complete books of account in accordance with generally accepted accounting principles, including: (a) a current list of the full name and last known business address of each Partner, (b) a copy of the Certificate of Limited Partnership and all Certificates of amendment thereto, (c) copies of the Partnership’s federal, state and local income tax returns and reports, (d) copies of this Agreement and amendments thereto and any financial statements of the Partnership for the three most recent years and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

10.2

Custody of Partnership Funds; Bank Accounts.

(a)

All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

(b)

All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers’ acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.2(b).

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10.3

Fiscal and Taxable Year.

The fiscal and taxable year of the Partnership shall be the calendar year.

10.4

Annual Tax Information and Report.

Within seventy-five (75) days after the end of each fiscal year of the Partnership, the General Partner shall furnish to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner’s individual tax returns as shall be reasonably required by law.

10.5

Tax Matters Partner; Partnership Representative; Tax Elections; Special Basis Adjustments.

(a)

The General Partner shall be the Tax Matters Partner and the Partnership Representative of the Partnership and shall have the right to take all actions authorized by the Code for the Tax Matters Partner or Partnership Representative, as applicable. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service, and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner or Partnership Representative shall constitute Partnership expenses.

(b)

All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

(c)

In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option of the General Partner, may elect pursuant to Section 754 of the Code to adjust the basis of the Partnership’s assets. Notwithstanding anything contained in Article 5 of this Agreement, any adjustments made pursuant to Section 754 of the Code shall affect only the successor in interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

Article 11
ARTICLE 11 AMENDMENT OF AGREEMENT

The General Partner’s consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect; provided, however, that the following amendments shall require the consent of Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners:

(a)

any amendment affecting the operation of the adjustment events described in Section 4.3(b) or the Redemption Right (except as provided in Section 8.5(d) or 7.1(d) hereof) in a manner adverse to the Limited Partners;

(b)

any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Interests pursuant to Section 4.2 hereof;

(c)

any amendment that would alter the Partnership’s allocations of profit and loss to the Limited Partners, other than with respect to the issuance of additional Partnership Interests pursuant to Section 4.2 hereof; or

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(d)

any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership.

Article 12
ARTICLE 12 GENERAL PROVISIONS

12.1

Notices.

All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered or mailed to its specified office.

12.2

Survival of Rights.

Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

12.3

Additional Documents.

Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

12.4

Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

12.5

Entire Agreement.

This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

12.6

Pronouns and Plurals.

When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

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12.7

Headings.

The Article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article.

12.8

Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

12.9

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware; provided, however, that any cause of action for violation of federal or state securities laws shall not be governed by this Section 12.9.

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IN WITNESS WHEREOF, the General Partner has affixed its signature to this Agreement, as of the 27th day of September 2017.

GENERAL PARTNER:

Moody National REIT II, Inc.

By:	/s/ Brett C. Moody
Brett C. Moody
President and Chief Executive Officer

[Signature Page to Third Amended and Restated Limited Partnership Agreement of

Moody National Operating Partnership II, LP]

EXHIBIT A

CONTRIBUTIONS & INTERESTS

Exhibit A, Part 1: Contributions and Interests Prior to the Partnership Merger Effective Time:

Partner	Capital Contribution		Class A Units	Class D Units	Class I Units	Class T Units	Special Limited Partnership Units	Percentage Interests of Units
GENERAL PARTNER: Moody National REIT II, Inc. 6363 Woodway Drive, Suite 110, Houston, Texas 77057			4,880,403.053		20,823.605	2,792.452		99.6335%

LIMITED PARTNERS: Moody National LPOP II, LLC 6363 Woodway Drive, Suite 110, Houston, Texas 77057	$1,000	(1)					40	—

Moody OP Holdings II, LLC 6363 Woodway Drive, Suite 110, Houston, Texas 77057	$1,000	(1)	40					.0008%

Other Limited Partners	$450,540		18,000					.3657%
Totals	$452,540		4,898,443.053		20,823.605	2,792.452		100%

______________________

(1)       Contribution made to Moody II OP prior to Partnership Merger.

Exhibit A, Part 2: Contributions and Interests Immediately Following the Partnership Merger Effective Time:

Partner	Capital Contribution		Class A Units	Class D Units	Class I Units	Class T Units	Special Limited Partnership Units	Percentage Interests of Units
GENERAL PARTNER: Moody National REIT II, Inc. 6363 Woodway Drive, Suite 110, Houston, Texas 77057			8,529,179.053		20,823.605	2,792.452		96.4360%

LIMITED PARTNERS: Moody National LPOP II, LLC 6363 Woodway Drive, Suite 110, Houston, Texas 77057	$1,000	(1)					40

Moody OP Holdings II, LLC 6363 Woodway Drive, Suite 110, Houston, Texas 77057	$1,000	(1)	40					.0005%

Moody National LPOP I, LLC 6363 Woodway Drive, Suite 110, Houston, Texas 77057	$1,000	(2)	41					.0005%

Other Limited Partners	$7,718,737		315,996.092					3.5633%
Totals	$7,721,737		8,845,256.145		20,823.605	2,792.452		100.0000%

______________________

(1)       Contribution made to Moody II OP prior to Partnership Merger.

(2)       Contribution made to Original Partnership prior to Partnership Merger.

A-1

Exhibit B
Notice of Exercise of Redemption Right

In accordance with Section 8.5 of the Third Amended and Restated Limited Partnership Agreement (the “Agreement”) of Moody National Operating Partnership II, LP, the undersigned hereby irrevocably (i) presents for redemption Partnership Units in Moody National Operating Partnership II, LP in accordance with the terms of the Agreement and the Redemption Right referred to in Section 8.5 thereof, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated: ___________, _______
(Name of Limited Partner)

(Signature of Limited Partner)

(Mailing Address)

	(City)	(State)	(Zip Code)

Signature Guaranteed by:

If REIT Shares are to be issued, issue to:

Name:

Social Security
Or Tax I.D.
Number:

B-1